SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 13, 2002

MARTIN MARIETTA MATERIALS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2710 Wycliff Road, Raleigh, North Carolina 27607 -3033

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 781-4550

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1	Statement Under Oath dated August 13, 2002 of Principal Executive Officer

99.2	Statement Under Oath dated August 13, 2002 of Principal Financial Officer

Item 9. Regulation FD Disclosure

     On August 13, 2002, Stephen P. Zelnak, Jr., Chairman and Chief Executive Officer, and Janice K. Henry, Senior Vice President and Chief Financial Officer, of Martin Marietta Materials, Inc., each signed the sworn statements required by Securities and Exchange Commission Order No. 4-460. The two statements are furnished as Exhibit 99.1 and 99.2 to this report and are incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC. (Registrant)

Date: August 14, 2002	By:	/s/ Roselyn R. Bar

Roselyn R. Bar, Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings dated August 13, 2002

99.2	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings dated August 13, 2002